PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated September _____ , 2006, made by Science Dynamics Corporation, a Delaware corporation having offices at 7150 N. Park Drive, Suite 500, Pennsauken, New Jersey 08109 (“Pledgor”) in favor of and being delivered to Michael Ricciardi (“Owner Representative”) as a representative of all of the Owners (collectively, the “Pledgee”) in connection with that certain Stock Purchase Agreement, dated as of September __, 2006, by and between Pledgor, Ricciardi Technologies, Inc. (“Company”) and the Owners set forth on Schedule O thereto (the “Purchase Agreement”).

WITNESSETH:

WHEREAS, Pledgor is indebted to Pledgee in the amount of $500,000.00 pursuant to that certain secured promissory note of even date herewith (“Note”) on account of that portion of the Purchase Price (as defined in the Purchase Agreement) which is payable to the Owners pursuant to Section 3.1(a)(iii) of the Purchase Agreement;

WHEREAS, as consideration for the execution of the Purchase Agreement and this Agreement by the Pledgee, and to further secure Pledgor’s obligations under the Note (“Obligations”), Pledgor agrees to pledge and grant to Pledgee a security interest in 3,050 shares of the Transferred Shares, as such term is defined in the Purchase Agreement (the “Pledged Interest”);

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Note):

Section 1. Pledge.

Pledgor hereby pledges, assigns, hypothecates, delivers, sets over and grants to Pledgee a lien on and first priority security interest in and to all right, title and interest of Pledgor in the Pledged Interest, any certificates, instruments or documents representing the same, all options and other rights, contractual or otherwise, in respect thereof (including, without limitation, any registration rights) and all dividends, distributions, liquidation proceeds, cash, instruments and other property to which Pledgor is entitled with respect to the Pledged Interest, whether or not received by or otherwise distributed to Pledgor, whether such dividends, distributions, liquidation proceeds, cash, instruments and other property are paid or distributed by the issuer of any Pledged Interest (each, an “Issuer”) in respect of operating profits, sales, exchanges, refinancing, condemnations or insured losses of the assets of such Issuer, the liquidation of such Issuer’s assets and affairs, management fees, guaranteed payments, repayment of loans, reimbursement of expenses or otherwise (collectively, the “Distributions”) in respect of or in exchange for any or all of the Pledged Interest, and Pledgor's rights, remedies and benefits under the organizational documents of any Issuer, all rights and powers of Pledgor arising under the organizational documents of any Issuer or under law, including, without limitation, all rights of Pledgor to vote on any matter specified therein or under law; all rights of Pledgor to cause an assignee to be substituted as a member or partner, as the case may be, in any Issuer in the place and stead of Pledgor; all rights, remedies, powers, privileges, security interests, liens, and claims of Pledgor for damages arising out of or for breach of or default under the organizational documents of any Issuer; all present and future claims, if any, of Pledgor against any Issuer under or arising out of the organizational documents of such Issuer for monies loaned or advanced, for services rendered or otherwise; all rights of Pledgor to access to the books and records of any Issuer and to other information concerning or affecting such Issuer; all rights of Pledgor to terminate the organizational documents of any Issuer, to perform thereunder, to compel performance and otherwise to exercise all remedies thereunder; and all rights of Pledgor to acquire the rights or interests of any other shareholder, member or partner in any Issuer and all increases and profits of any of the foregoing and all proceeds thereof. The security interests, rights, remedies and benefits of Pledgee granted by this Section 1(a) and all proceeds thereof are hereinafter collectively referred to as the “Pledged Collateral.”

The Pledgor hereby pledges, assigns and grants a security interest in the Pledged Collateral and delivers the same to the Escrow Agent hereunder for and on behalf of Pledgee. As of the date hereof, all of the stock certificates and other document representing the Pledged Collateral shall be duly endorsed in blank by the appropriate party or parties and delivered to the Escrow Agent to be held by Michael J. Stutman, Esq., of Shaiman, Drucker, Beckman, Sobel & Stutman, LLP in pledge, according to the terms and provisions of this Agreement as collateral security for the prompt payment of the Obligations. Pledgor agrees to execute the Stock Power, in the form attached hereto as Exhibit A, and such financing statements, agreements and other instruments and to perform such acts to create a valid, perfected, first position security interest in the Pledged Collateral. All reasonable costs of filing and recording of the financing statements shall be paid by Pledgor.

Section 2. Security for Obligations.

This Agreement secures (i) the prompt payment when due, whether at the respective stated maturity dates, by acceleration or otherwise, of all obligations and any other amounts due or to become due under the Note whether for principal, interest, fees, expenses or otherwise, (ii) the due and punctual performance or satisfaction of all obligations of Pledgor under the Note, and (iii) any and all obligations of Pledgor now or hereafter existing under this Agreement.

Section 3. Voting Power, Distributions, Etc.

Notwithstanding anything to the contrary contained in Section 1 hereof, provided that no Event of Default (as hereinafter defined) shall have occurred and be continuing, subject to the cure period therefore as provided in the Note, as applicable, and in all respects subject to the terms, conditions, prohibitions or limitations on the following actions of Pledgor as member, manager or shareholder of Issuer provided in the Organizational Documents of Issuer, (i) Pledgor shall be entitled to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral (including, without limitation, to make determinations, to exercise any election (including, without limitation, election of remedies) or option, and to give or receive any notice, consent, amendment, waiver, approval or other rights described in Section 1 hereof), provided that no ratification shall be given, nor any power pertaining to the Pledged Collateral exercised, nor any other action taken, which would violate or be inconsistent with the terms of this Agreement or any of the other security documents delivered hereunder, or which would have the effect of impairing the position or interests of Pledgee, or, in each case, in such a manner as would reasonably be expected to have a material adverse effect on the ability of Pledgor to perform its obligations hereunder, and (ii) Pledgor shall be entitled to all Distributions. If any of the foregoing rights are exercised by Pledgor, Pledgor shall promptly give written notice to Pledgee of its exercise of such right. Upon the occurrence of any Event of Default and for so long as such Event of Default is continuing, Pledgee shall have the sole and exclusive right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral.

Section 4. Events of Default.

The occurrence of any of the following events shall constitute an “Event of Default” under this Agreement: (a) if Pledgor shall at any time fail timely to perform or comply with any provision of this Agreement and, if such failure is capable of being cured, the same shall not have been cured within thirty (30) days following notice thereof; or (b) if there shall occur any default under the terms and conditions of the Note; or (c) if Pledgor shall at any time fail to perform or comply with any provision of the Note.

Section 5. Remedies Upon Default.

Upon the occurrence of any Event of Default:

a. Pledgee may instruct the Escrow Agent to transfer all or any part of the Pledged Collateral into Pledgee's name or the name of its nominee or nominees.

b. Pledgee may vote all or any part of the Pledged Collateral (whether or not transferred into the name of Pledgee) and give all consents, waivers and ratifications in respect of the Pledged Collateral and otherwise act with respect thereto as though Pledgee were the outright owner thereof.

c. Pledgee shall receive any and all distributions from the Pledgor with respect to the Pledged Collateral.

Section 6. Full Payment.

In the event of the timely performance and payment in full of the Obligations, written notice to that effect will be delivered by Pledgor to the Escrow Agent. Upon receipt of such notice, the Escrow Agent will mail a copy of such notice to Pledgee. If, fifteen (15) business days after the notice has been mailed by the Escrow Agent to Pledgee, the Escrow Agent has not received from Pledgee written notice to the contrary regarding payment, the Escrow Agent forthwith shall deliver to Pledgor all Stock Certificates then deposited, and this Agreement shall terminate.

Section 7. Escrow Agent.

The Escrow Agent shall not be responsible for the genuineness of any certificates or signature and may rely conclusively upon and shall be protected when acting upon any notice, affidavit, request, consent, instruction, check or other instrument believed by them in good faith to be genuine or to be signed or presented by the proper person, or duly authorized and properly made. The Escrow Agent, absent a willful breach, shall have no responsibility except for the performance of Escrow Agent’s express duties hereunder and no additional duties shall be inferred herefrom or implied hereby. The Escrow Agent shall not be responsible or liable for any act or omission on the Escrow Agent’s part in the performance of the Escrow Agent’s duties under this Agreement, except as such act or omission finally is determined by a court of competent jurisdiction to constitute gross negligence or fraud. The Escrow Agent shall not be required to institute or defend any action involving any matters referred to herein or which affects them or their duties hereunder unless or until requested to do so by any party to this Pledge Agreement, and then only upon receiving full indemnity in character satisfactory to the Escrow Agent against any and all claims, liabilities and expenses in relation thereto. In the event of any dispute among the parties hereto in relation to the Escrow Agent and attendant duties, the Escrow Agent may: (i) act or refrain from acting in respect to any matter referred to herein in full reliance upon the advice of counsel selected, and shall be fully protected in so acting or refraining from acting upon the advice of such counsel, (ii) refrain from acting until required to do so by an order of a court of competent jurisdiction; or (iii) implead the Pledged Collateral then held into a court of competent jurisdiction and thereupon shall be relieved of any further duties hereunder. Each party hereto agrees to jointly and severally indemnify and hold harmless Escrow Agent from all or any manner or claim, liability or cause of action arising from the performance of the duties imposed on him hereby, direct or indirect, except for acts or omissions determined by a court of competent jurisdiction to constitute gross negligence, willful misconduct or fraud. The parties hereto acknowledge that the Escrow Agent may have represented one or more parties with respect to the transactions contemplated by the Pledge Agreement and each party consents to the continuing representation thereof by the Escrow Agent notwithstanding any conflict created thereby. In the event the individual named above as Escrow Agent is unable or refuses to serve in such capacity, then another individual shall so serve and any reference in this Pledge Agreement to the term Escrow Agent shall include such successor. Pledgee shall select the successor Escrow Agent and shall have the right to substitute any other individual or entity for the Escrow Agent upon delivery of written notice to Pledgor, so long as the substituted individual or entity is independent from the transactions identified herein and accepts the obligations of the Escrow Agent under this Agreement.

Section 8. Amendments, Waivers, Etc.

No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 9. Notices.

All notices required to be given to any of the parties to this Agreement shall be in writing and shall be deemed to have been sufficiently given, subject to the further provisions of this Section 9, for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, with proper postage prepaid, or any national overnight delivery service, with proper charges prepaid, to such party at its address set forth below:

If to Pledgee:	Mr. Michael Ricciardi 5704 Old Clifton Road Clifton, VA 20124

With a copy to:	Holland & Knight LLP 1600 Tysons Boulevard, Suite 700 McLean, Virginia 22102 Attention: William J. Mutryn (Fax) 703/720-8610

If to Pledgor:	Science Dynamics Corporation. 7150 N. Park Drive, Suite 500 Pennsauken, New Jersey 08109 Attention: Mr. Paul Burgess

With a copy to:	Shaiman, Drucker, Beckman, Sobel & Stutman LLP 1845 Walnut Street, 15th Floor Philadelphia, PA 19103 Attention: Michael J. Stutman, Esquire Facsimile: 215.972.0048

If to Escrow Agent:	Shaiman, Drucker, Beckman, Sobel & Stutman LLP 1845 Walnut Street, 15th Floor Philadelphia, PA 19103 Attention: Michael J. Stutman, Esquire Facsimile: 215.972.0048

Such notice shall be deemed to be received when delivered if delivered personally, the next business day after the date sent if sent by a national overnight delivery service, or three (3) business days after the date mailed if mailed by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

Section 10. Severability.

If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

Section 11. Governing Law; Terms.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey (without giving effect to principles of conflicts of law). Unless otherwise defined herein, terms defined in Article 9 of the Code are used herein as therein defined.

Section 12. Recitals.

The Recitals at the beginning of this Agreement are hereby incorporated into the substantive provisions of this Agreement.

Section 13. Definitions.

Each capitalized term not otherwise defined herein shall have the meaning ascribed to such term in the Note.

Section 14. Counterparts.

This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and together shall constitute one and the same agreement.

{Signature page follows.}

IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed and delivered by its duly authorized representatives as of the date first set forth above.

WITNESS:	PLEDGOR: SCIENCE DYNAMICS CORPORATION

	By:	(SEAL)
Paul Burgess
Title:

PLEDGEE: MICHAEL RICCIARDI

(SEAL)
Michael Ricciardi, as the Owner
Representative pursuant to Section 14.12 of the Purchase Agreement

For the limited purposes set forth herein above, by

ESCROW AGENT:

Michael J. Stutman, Esq., of Shaiman,
Drucker, Beckman, Sobel & Stutman, LLP

Exhibit A

Stock Power

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _______________, ___________ shares of the Common Stock of Ricciardi Technologies, Inc.., a Virginia corporation (the "Company"), standing in the name of the undersigned on the books of the Company represented by Certificate No. ___, which is attached hereto, and does hereby irrevocably constitute and appoint the Michael J. Stutman, Esq., of Shaiman, Drucker, Beckman, Sobel & Stutman, LLP, or such other successor Escrow Agent under the Pledge and Security Agreement to which this stock power is attached, as the undersigned's attorney-in-fact to transfer said stock on the books of the Company, with full power of substitution in the premises.

DATED:
SCIENCE DYNAMICS CORPORATION

By: Paul Burgess
Title: